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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  May 23, 1997

                                 POPULAR. INC.
                                 ------------

             (Exact name of registrant as specified in its charter)

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
COMMONWEALTH OF PUERTO RICO                            No. 0-13818                No. 66-0416582
---------------------------                            -----------                --------------
(State or other jurisdiction of incorporation)        (Commission File             (IRS Employer
                                                          Number)                Identification No.)


                                 209 MUNOZ RIVERA AVENUE
                                   HATO REY. PUERTO RICO                        00918
                                   ---------------------                        -----
                         (Address of principal executive offices)             (zip Code)

                           Registrant's telephone number, including area code: (809) 765-9800

                           ------------------------------------------------------------------
                             (Former name or former address, if changes since last report)

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ITEM 5.  OTHER EVENTS

            The exhibits listed in Item 7 below are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (1)(b)   Distribution Agreement, dated October 6, 1995, among
                  Popular, Inc., Merrill Lynch & Co., Credit Suisse First Boston Corporation, Chase Securities, Inc. and First Chicago Capital Markets, Inc. (Incorporated by reference from the Current Report on Form 8-K of Popular, Inc., dated October 6,
                  1995)

         (1)(c) Amendment No. 1, dated May 23, 1997, to the Distribution Agreement, dated October 6, 1995, among Popular, Inc., Merrill Lynch & Co., Credit Suisse First Boston Corporation, Chase Securities, Inc. and First Chicago Capital Markets, Inc.

         (1)(d) Distribution Agreement, dated October 11, 1991, as amended on December 2, 1993, on October 6, 1995, and on May 23, 1997, among Popular North America, Inc., Popular, Inc., Merrill Lynch & Co., Credit Suisse First Boston Corporation, Chase Securities, Inc. and First Chicago Capital Markets, Inc.

         (4)(l)   Form of Fixed Rate Medium-Term Note, Series 3, of Popular,
                  Inc.

         (4)(m)   Form of Floating Rate Medium-Term Note, Series 3, of Popular,
                  Inc.

         (4)(n) Form of Fixed Rate Medium-Term Note, Series D, of Popular North America, Inc., endorsed with the guarantee of Popular, Inc.

         (4)(o) Form of Floating Rate Medium-Term Note, Series D, of Popular North America, Inc., endorsed with the guarantee of Popular, Inc.




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         (8)(a)   Tax opinion of Sullivan & Cromwell in connection with
                  Popular, Inc. Medium-Term Notes, Series 3.

         (8)(b) Tax opinion of Sullivan & Cromwell in connection with Popular North America, Inc. Medium-Term Notes, Series D.

         (8)(c) Tax opinion of McConnell Valdes in connection with Popular, Inc. Medium-Term Notes, Series 3.

         (10)(a) Administrative Procedures governing Medium-Term Notes, Series 3, of Popular, Inc.

         (10)(b) Administrative Procedures governing Medium-Term Notes, Series D, of Popular North America, Inc., fully guaranteed by Popular, Inc.

         (10)(c) Interest Calculation Agency Agreement, dated as of May 23, 1997, between Popular, Inc. and The First National Bank of Chicago.

         (10)(d) Interest Calculation Agency Agreement, dated as of May 23, 1997, between Popular North America, Inc. and The First National Bank of Chicago.

         (23)(c) Consents of Counsel (included in Exhibits (8)(a), (8)(b), and (8)(c)).


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POPULAR, INC.
                                     (Registrant)



  Date:  June 11, 1997               By:/s/ Jorge A. Junquera
                                    ------------------------
                                        Name: Jorge A. Junquera
                                        Title: Senior Executive Vice President





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